INCOME TAX EXPENSE	12 Months Ended
Dec. 31, 2021
Income tax [Abstract]
Disclosure of income tax [text block]
12 ■ Income Tax Expense

For the years ended December 31	2021	2020
Tax on profit
Current tax
Charge for the year	$1,031	$1,122
Adjustment in respect of prior years[1]	(32)	59
	$999	$1,181
Deferred tax
Origination and reversal of temporary differences in the current year	$289	$263
Adjustment in respect of prior years[1]	56	(112)
	$345	$151
Income tax expense	$1,344	$1,332
Tax expense related to continuing operations
Current
Canada	($9)	$14
International	1,008	1,167
	$999	$1,181
Deferred
Canada	$38	($6)
International	307	157
	$345	$151
Income tax expense	$1,344	$1,332
[1]Includes adjustments to equalize the difference between prior year's tax return and the year-end provision. The 2020 amount also includes a current tax expense and a deferred tax recovery from the resolution of all outstanding disputes between Barrick and the GoT.

Reconciliation to Canadian Statutory Rate
For the years ended December 31	2021	2020
At 26.5% statutory rate	$1,228	$1,311
Increase (decrease) due to:
Allowances and special tax deductions[1]	(138)	(151)
Impact of foreign tax rates[2]	(84)	(32)
Expenses not tax deductible	118	154
Taxable gains on sales of long-lived assets	24	—
Net currency translation (gains) losses on current and deferred tax balances	23	(19)
Tax impact from pass-through entities and equity accounted investments	(330)	(309)
Current year tax gains not recognized	(18)	(9)
Recognition and de-recognition of deferred tax assets	(31)	(61)
Adjustments in respect of prior years	24	(53)
Increase to income tax related contingent liabilities	19	42
Impact of tax rate changes	66	1
Withholding taxes	110	100
Mining taxes	323	383
Tax impact of amounts recognized within accumulated OCI	8	(21)
Other items	2	(4)
Income tax expense	$1,344	$1,332
1We are able to claim certain allowances, incentives and tax deductions unique to extractive industries that result in a lower effective tax rate.
2We operate in multiple foreign tax jurisdictions that have tax rates different than the Canadian statutory rate.

Currency Translation
Current and deferred tax balances are subject to remeasurement for changes in currency exchange rates each period. This is required in countries where tax is paid in local currency and the subsidiary has a different functional currency (e.g. US dollars). The most significant balances relate to Argentine and Malian tax liabilities.
In 2021, a tax expense of $23 million arose from translation losses on tax balances, mainly due to the weakening of the Argentine peso and the West African CFA franc against the US dollar. In 2020, a tax recovery of $19 million arose from translation losses and gains on tax balances due to the weakening of the Argentine peso and strengthening of the West African CFA franc, respectively, against the US dollar. These net translation losses (gains) are included within income tax expense (recovery).

Nevada Mining Education Tax
A new mining excise tax applied to gross proceeds became effective on July 1, 2021 following the passing of Assembly Bill 495 at the Nevada Legislative Session ended on May 31, 2021. The revenue generated by this new excise tax will be directed towards education. The new excise tax is a tiered tax, with the highest rate at 1.1% and first payment expected in April 2022.
The bill does not take into consideration expenses or costs incurred to generate gross proceeds; therefore, this tax is treated as a gross receipts tax and not as a tax based on income subject to IAS 12. As a result, this new tax is reported as a component of cost of sales and not as an income tax expense.

Argentina Deferred Taxes
On June 16, 2021, Argentina enacted a law increasing its corporate tax rate from 30% to 35% for 2021 and thereafter. This law supersedes previous legislation that was expected to enforce a corporate tax rate of 25% for 2021 and thereafter. In addition, the dividend withholding tax was decreased from 13% to 7% for 2021 and thereafter.
A deferred tax expense of $72 million was recorded in the second quarter of 2021 as a result of the tax reform measures.

Withholding Taxes
In 2021, we have recorded $66 million of dividend withholding taxes related to the undistributed earnings of our subsidiaries in Argentina, Côte d'Ivoire, Saudi Arabia and the United States. We have also recorded $33 million (2020: $87 million related to Côte d’Ivoire, Tanzania and the United States) of dividend withholding taxes related to the distributed earnings of our subsidiaries in Argentina, Saudi Arabia and the United States.
Nevada Gold Mines
Nevada Gold Mines is a limited liability company treated as a flow through partnership for US tax purposes. The partnership is not subject to federal income tax directly, but each of its partners is liable for tax on its share of the profits of the partnership. As such, Barrick accounts for its current and deferred income tax associated with the investment (61.5% share) following the principles in IAS 12.

Mining Taxes
In addition to corporate income tax, we pay mining taxes in the United States (Nevada), the Dominican Republic, Canada (Ontario) and Peru. Nevada Gold Mines is subject to a Net Proceeds of Minerals tax in Nevada at a rate of 5% and the tax expense recorded in 2021 was $136 million (2020: $149 million). Other significant mining taxes include the Dominican Republic’s Net Profits Interest tax, which is determined based on cash flows as defined by the Pueblo Viejo Special Lease Agreement. A tax expense of $180 million (2020: $212 million) was recorded for this in 2021. Both taxes are included on a consolidated basis in the Company's consolidated statements of income.